                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 2, 2013

/s/ Marcia D. Alazraki
----------------------------------------
Marcia D. Alazraki
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 2, 2013

/s/ Anurag Chandra
----------------------------------------
Anurag Chandra
Director and Executive Vice President

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Jesse E. Merten and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 2, 2013

/s/ Don Civgin
----------------------------------------
Don Civgin
Director, Chairman of the Board, President
and Chief Executive Officer (Principal
Executive Officer)

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Don Civgin and Jesse E. Merten and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 2, 2013

/s/ Angela K. Fontana
-----------------------------
Angela K. Fontana
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Don Civgin and each of them
(with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 2, 2013

/s/ Cleveland Johnson, Jr.
----------------------------------------
Cleveland Johnson, Jr.
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 2, 2013

/s/ Wilford J. Kavanaugh
----------------------------
Wilford J. Kavanaugh
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 2, 2013

/s/ Jesse E. Merten
---------------------------------------
Jesse E. Merten
Director, Senior Vice President
and Chief Financial Officer (Principal
Financial Officer)

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Don Civgin and each of them
(with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 2, 2013

/s/ Kenneth R. O'Brien
----------------------------------------
Kenneth R. O'Brien
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Don Civgin and each of them
(with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 2, 2013

/s/ Samuel H. Pilch
-----------------------------------------------------
Samuel H. Pilch
Director, Senior Group
Vice President and Controller

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Don Civgin and each of them
(with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 2, 2013

/s/ John R. Raben
----------------------------------------
John R. Raben
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Don Civgin and each of them
(with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 2, 2013

/s/ Phyllis H. Slater
----------------------------------------
Phyllis H. Slater
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Don Civgin and each of them
(with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 2, 2013

/s/ Mary C. Springberg
----------------------------------------
Mary C. Springberg
Director and Vice President